EXHIBIT 31.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Cathleen Shoenfeld certify that:

1.   I have reviewed this quarterly  report on Form 10-QSB of Eldorado  Artesian
     Springs, Inc.

2.   Based on my knowledge,  this  quarterly  report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this quarterly report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this  quarterly  report,  fairly  present  in all material respects the financial  condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this quarterly report;

4.   The small business issuer's other certifying  officer and I are responsible for  establishing  and maintaining  disclosure  controls and procedures (as defined in  Exchange  Acts Rules  13a-15(e)  and  15d-15(e))  for the small business issuer and we have:

     a)   designed  such  disclosure  controls  and  procedures  or caused  such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision to ensure that material  information relating to the small business  issuer,  including its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

     b)   evaluated the effectiveness of the small business issuer's  disclosure controls and procedures  and presented in this report our  conclusions about the effectiveness of the disclosure controls and procedures,  as of the  end of the  period  covered  by  this  report  based  on  such evaluation; and

     c)   disclosed  in this  report any change in the small  business  issuer's internal  control over financial  reporting  that occurred  during the small business issuer's most recent fiscal quarter that has materially affected,  or is  reasonably  likely to materially  affect,  the small business issuer's internal control over financial reporting; and

5.   The small business issuer's other certifying  officer and I have disclosed, based on our most recent  evaluation  of internal  control  over  financial reporting,  to the small business issuer's auditors and the audit committee of small business  issuer's  board of directors (or persons  performing the equivalent function):

     a)   all significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the small  business  issuer's
          ability   to  record,   process,   summarize   and  report   financial
          information; and

     b)   any fraud, whether or not material,  that involves management or other employees who have a significant  role in the small business  issuer's internal control over financial reporting.

Date:  August 16, 2004                                    /s/ Cathleen Shoenfeld
                                                         -----------------------
                                                         Chief Financial Officer